SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 9, 2000

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                          VISHAY INTERTECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

                          Commission File Number 1-7416

            Delaware                                         38-1686453
  (State or other Jurisdiction of               (I.R.S. Employer Identification
   Incorporation or Organization)                             Number)

                   63 Lincoln Highway, Malvern, PA 19355-2120
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (610) 644-1300
              (Registrant's telephone number, including area code)

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                          VISHAY INTERTECHNOLOGY, INC.
                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                          Page

Item 7(c) Exhibits...........................................................3

Signature....................................................................4

Exhibit 1.1..................................................................5

Exhibit 1.2.................................................................61

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Item 7(c)  EXHIBITS

        1.1 U.S. Purchase Agreement dated as of May 9, 2000 among Vishay Intertechnology, Inc. (the "Company"), Avi D. Eden as Attorney-in-Fact for himself and for each of the other Selling Stockholders and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated for themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A therein.

        1.2 International Purchase Agreement dated as of May 9, 2000 among the Company, Avi D. Eden as Attorney-in-Fact for himself and for each of the other Selling Stockholders and Merrill Lynch International for themselves and as Lead Managers of the other International Managers named in Schedule A therein.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2000

                                            VISHAY INTERTECHNOLOGY, INC.

                                            /s/ Richard N.Grubb
                                            --------------------------
                                            Richard N. Grubb
                                            Chief Financial Officer